Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Merchants Bancshares, Inc. (the "Company") for the period ended March 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eric A. Segal, Interim Principal Financial Officer, Principal Accounting Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002, that, to the best of my knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Eric A. Segal
Eric A. Segal
Interim Principal Financial Officer, Principal Accounting Officer & Treasurer

May 9, 2016
Date